Revenue	12 Months Ended
Jun. 30, 2022
Text block [abstract]
Revenue
2    Revenue
Revenue by segment and asset

	2022	2021	2020
	US$M	US$M	US$M
		Restated	Restated
Escondida	9,500	9,470	6,719
Pampa Norte	2,670	1,801	1,395
Olympic Dam	1,776	2,211	1,463
Third - party products	2,903	2,244	1,089

Total Copper 1	16,849	15,726	10,666

Western Australia Iron Ore	30,632	34,337	20,663
Third-party products	19	18	15
Other	116	120	119

Total Iron Ore	30,767	34,475	20,797

BHP Mitsubishi Alliance	10,254	3,537	4,422
New South Wales Energy Coal	3,035	839	885
Other 2	2,260	778	935

Total Coal 3	15,549	5,154	6,242

Group and unallocated items 4	1,933	1,566	1,220
Inter-segment adjustment	–	–	(1)

Total revenue	65,098	56,921	38,924

1
Total Copper revenue includes: copper US$15,992 million (2021: US$14,812 million; 2020: US$10,044 million) and other US$857 million (2021: US$914 million; 2020: US$622 million). Other consists of silver, zinc, molybdenum, uranium and gold.

2	Includes revenue related to BHP Mitsui Coal (BMC) divested in May 2022.

3	Total Coal revenue includes: metallurgical coal US$11,990 million (2021: US$4,260 million; 2020: US$5,311 million) and energy coal US$3,559 million (2021: US$894 million; 2020: US$931 million).

4	Group and unallocated items revenue includes: Nickel West US$1,926 million (2021: US$1,545 million; 2020: US$1,189 million) and other revenue US$7 million (2021: US$21 million; 2020: US$31 million).
Revenue consists of revenue from contracts with customers of US$
65,504

million (2021: US$55,562 million; 2020: US$38,917 million) and other revenue predominantly relating to provisionally priced sales of US$(406) million (2021: US$1,359 million; 2020: US$7 million).
Recognition and measurement
The Group generates revenue from the production and sale of commodities. Revenue is recognised when or as control of the promised goods or services passes to the customer. In most instances, control passes when the goods are delivered to a destination specified by the customer, typically on board the customer’s appointed vessel. Revenue from the provision of services is recognised over time as the services are provided, but does not represent a significant proportion of total revenue and is aggregated with the respective asset and product revenue for disclosure purposes.
The amount of revenue recognised reflects the consideration to which the Group expects to be entitled in exchange for transferring goods or services.
Where the Group’s sales are provisionally priced, the final price depends on future index prices. The amount of revenue initially recognised is based on the relevant forward market price. Adjustments between the provisional and final price are accounted for under IFRS 9/AASB 9 ‘Financial Instruments’ (IFRS 9), separately recorded as other revenue and presented as part of the total revenue of each asset. The period between provisional pricing and final invoicing is typically between 60 and 120 days.
Revenue from the sale of significant by-products is included within revenue. Where a by-product is not significant, revenue is credited against costs.
The Group applies the practical expedient to not adjust the expected consideration for the effects of the time value of money if the period between the delivery and when the customer pays for the promised good or service is one year or less.
The Group applies the practical expedient not to disclose information relating to unfulfilled performance obligations, either due to the expected duration of the contract term being one year or less, or for longer term contracts, because the entity has a right to consideration (and can recognise revenue) for goods delivered.